Exhibit 99.1

Coherus BioSciences Receives Decision Denying Institution of the ‘166 IPR

Related to AbbVie’s HUMIRA® Formulation

Management to host a call to discuss the decision

REDWOOD CITY, Calif., November 7, 2016 -- Coherus BioSciences, Inc. (Nasdaq: CHRS), today announced that it has received a decision from the Patent Trial and Appeal Board (PTAB) of the United States Patent and Trademark Office denying institution of Coherus’ petition for Inter Partes Review (IPR) of AbbVie’s U.S. Patent 9,114,166 (the “’166 Patent”) related to AbbVie’s HUMIRA (adalimumab) formulation.

“While we are disappointed by this outcome it is important to note that our longstanding strategy has been to develop and preserve multiple options pursuant to adalimumab formulation intellectual property. There are additional scientific and legal approaches available to address the various formulation intellectual property challenges, and all of the arguments raised in our IPR petition remain available in a District Court proceeding,” said Denny Lanfear, President and Chief Executive Officer of Coherus. “Coherus remains committed to launching our HUMIRA biosimilar once approved.”

Coherus’ management team will host a conference call on Monday, November 7, 2016 at 2:30 pm ET.

Conference Call Information

Dial-in: (844) 452-6826 (domestic) or (765) 507-2587 (international)

Conference ID: 13640467

Please join the conference call at least 10 minutes early to register.

A replay of this conference call will be posted to the company’s website http://investors.coherus.com and will be available until November 30, 2016.

About Coherus BioSciences, Inc.

Coherus is a leading pure-play, global biosimilar company that develops and commercializes high-quality therapeutics for major regulated markets. Biosimilars are intended for use in place of existing, branded biologics to treat a range of chronic and often life-threatening diseases, with the potential to reduce costs and expand patient access. Composed of a team of proven industry veterans with world-class expertise in process science, analytical characterization, protein production and clinical-regulatory development, Coherus is positioned as a leader in the global biosimilar marketplace. Coherus is advancing three late-stage clinical products towards commercialization, CHS-1701 (pegfilgrastim biosimilar), CHS-0214 (etanercept biosimilar) and CHS-1420 (adalimumab biosimilar), as well as developing a robust pipeline of future products in four therapeutic areas, oncology, immunology (anti-TNF), ophthalmology and multiple sclerosis. For additional information, please visit www.coherus.com.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including statements regarding Coherus’ plans, potential opportunities including market opportunities, expectations, goals, objectives, strategies, product pipeline, clinical studies, product development, and the potential benefits of its products under development are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including Coherus’ ability to advance its intellectual strategy for CHS-1420 and to initiate CHS-1420 commercialization and any future District Court proceeding. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, the timing of our regulatory filings and other matters that could affect the availability or commercial potential of our biosimilar drug candidates, as well as possible patent litigation. Coherus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Coherus’ business in general, see Coherus’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Securities and Exchange Commission and its future periodic reports to be filed with the Securities and Exchange Commission.

HUMIRA® is a registered trademark of AbbVie Biotechnology Ltd.

Contact:

Patrick O’Brien

Senior Vice President, Investor Relations

Coherus BioSciences, Inc.

pobrien@coherus.com

+1 (650) 649-3527